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                                                                    EXHIBIT 10.1


                                 AMENDMENT NO. 1

         AMENDMENT, dated as of June 28, 1999 (this "Amendment"), to the Credit Agreement, dated as of April 27, 1999 (as amended, supplemented or otherwise modified prior to the date hereof, the "Credit Agreement"), among TransTexas Gas Corporation, a Delaware corporation and debtor-in-possession (the "Borrower"), the banks and other financial institutions parties thereto (the "Lenders") and Credit Suisse First Boston Management Corporation, as administrative agent (in such capacity, the "Administrative Agent") for the Lenders.

                                    RECITALS

         The Borrower has requested the Administrative Agent and the Lenders to agree to amend certain provisions of the Credit Agreement as set forth in this Amendment. The Administrative Agent and the Lenders parties hereto are willing to agree to such amendments, but only on the terms and subject to the conditions set forth in this Amendment.

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrower and the Administrative Agent hereby agree as follows:

         1. Defined Terms. Unless otherwise defined herein, terms defined in the Credit Agreement are used herein as therein defined.

         2. Amendments. The Credit Agreement is hereby amended as follows:

            a) The Table of Contents to the Credit Agreement is hereby amended as follows:

            (i) by deleting Heading 5.2 and substituting the following new Heading 5.2 in lieu thereof:

                "5.2 Conditions to Subsequent Advances of Loans............20";

            (ii) by adding the following new heading as Heading 10.17:

                "10.17 Concerning the Plan Condition.......................40"

            b) The Recitals of the Credit Agreement are hereby amended as follows:

            (i) The First Recital is hereby amended by inserting the words "the District of" immediately before the word "Delaware" in line three (3) and by deleting the defined term ("Bankruptcy Court") and substituting the defined term ("Delaware Court") in lieu thereof;


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            (ii) The Second Recital is hereby amended by deleting the words
         "Bankruptcy Court" in line five (5) and substituting the words "Delaware Court" in lieu thereof;

            (iii) By adding the following new Recital as Recital Three:

                  "On or about May 20, 1999, the venue of the Chapter 11 Cases was transferred to the United States Bankruptcy Court for the southern District of Texas, Corpus Christi Division (the "Bankruptcy Court")."; and

            (iv) The Fourth Recital is hereby amended by deleting the words "a term loan" in line two (2) and substituting the words "term loans" in lieu thereof and by deleting the amount "$20,000,000" in line three (3) and substituting the amount "$30,000,000" in lieu thereof.

            c) Section 1, DEFINITIONS, is hereby amended as follows:

            (i) The definition "Cash Collateral Accounts" in subsection 1.1, is hereby amended by deleting the word "Affilitiates" in line two (2) and substituting the "Affiliates" in lieu thereof; and

            (ii) The definition of "Maturity Date" in subsection 1.1, is hereby amended by adding the clause "; provided, however, that such date may be extended to a time acceptable to each of the Lenders by providing written notice of the same to the Borrower" immediately after the word "Reorganization" in line two (2).

            d) Section 3, GENERAL PROVISIONS APPLICABLE TO THE LOANS, is hereby amended by deleting the word "Lender" in line thirteen (13) of subsection 3.2, and substituting the word "Lenders" in lieu thereof.

            e) Section 5, CONDITIONS PRECEDENT, is hereby amended as follows:

            (i) Section 5.2 is amended by deleting the words "Second Advance" in line one (1) and substituting the words "Subsequent Advances" in lieu thereof, by deleting the words "second advance" in line two (2) and substituting the words "subsequent advances" in lieu thereof and by deleting the words "the second advance of such Loan" beginning in line three (3) and substituting the words "each such advance" in lieu thereof;

            (ii) Subsection 5.2(b) is hereby amended by adding the words "acting in their reasonable discretion" after the word "Lenders" in line three
         (3);

            (iii) Subsection 5.2(c) is hereby amended by deleting the word "no" in line one (1) and substituting the word "No" in lieu thereof;


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            (iv) Subsection 5.2(d) is hereby amended by deleting the word "all"
         in line one (1) and substituting the word "All" in lieu thereof and by deleting the word "and" in line two (2);

            (v) Subsection 5.2(e) is hereby amended by deleting the word "no" in line one (1) and substituting the word "No" in lieu thereof and by adding the word "and" immediately after the word "Effect;" in line two
         (2); and

            (vi) The following new paragraph is hereby added as subsection
         5.2(f):

                 "(f) The Administrative Agent shall have received, with a
            counterpart for each lender, the executed legal opinion of Jordan, Hyden Womble & Culbreth, P.C., counsel to the Borrower and the other Loan Parties. Such legal opinion shall cover such other matters incident to the transactions contemplated by this Agreement as the Administrative Agent may reasonably require."

            g) Section 8, EVENTS OF DEFAULT, is hereby amended as follows:

            (i) Subsection 8(k) is hereby amended by deleting the words "as defined herein" in line (5) and substituting the words "which is satisfactory in form and substance to the Administrative Agent and the Lenders, acting in their reasonable discretion" in lieu thereof;

            (ii) Subsection 8(l) is hereby deleted in its entirety and the following new subsection 8(l) substituted in lieu thereof:

            " (l) A motion for any Case Order shall be filed by (i) the Borrower or any Guarantor or (ii) any other Person and the Borrower or any Guarantor shall have consented thereto or shall have failed to contest such motion within the earlier of (x) three (3) Business Days prior to any hearing with respect thereto and (y) twenty (20) days following the date on which such motion is filed; or"; and

            (iii) Subsection 8(m) is hereby amended by deleting the number "thirty (30)" in line two (2) and substituting the number "sixty (60)" in lieu thereof and by adding the word "or" immediately after words "Closing Date;" in line three (3);

            (h) Section 10, MISCELLANEOUS, is hereby amended as follows:

            (i) Subsection 10.2 is hereby amended by adding the word "Corporation" immediately after the word "Management" in line sixteen
         (16);

            (ii) Subsection 10.16 is hereby amended by deleting the word "lien" in line one (1) and substituting the word "Lien" in lieu thereof; and




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            (iii) The following new paragraph is hereby added as Section 10.17:

            " 10.17 Concerning the Plan Condition. No consent given or agreement made by the Administrative Agent and/or the Lenders in connection with this Agreement shall bind the Administrative Agent or any Lender for any purpose other than with respect to its undertakings under this Agreement, or constitute an acceptance of any Plan of Reorganization under Section 1126 of the Bankruptcy Code."

         3. Effectiveness. This Amendment shall become effective upon receipt by the Administrative Agent of (a) evidence satisfactory to the Administrative Agent that this Amendment has been executed and delivered by the Borrower, the Lenders and each of the Subsidiary Guarantors, and (b) any other evidence or documentation required by the sole discretion of the Administrative Agent.

         4. Representations and Warranties. To induce the Administrative Agent and the Lenders to enter into this Amendment, the Borrower hereby represents and warrants to the Administrative Agent and the Lenders that, after giving effect to the amendments provided for herein, the representations and warranties contained in the Credit Agreement and the other Loan Documents will be true and correct in all material respects as if made on and as of the date hereof and that no Default or Event of Default will have occurred and be continuing.

         5. No Other Amendments. Except as expressly amended hereby, the Credit Agreement, the Notes and the other Loan Documents shall remain in full force and effect in accordance with their respective terms, without any waiver, amendment or modification of any provision thereof.

         6. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

         7. Expenses. The Borrower agrees to pay and reimburse the Administrative Agent for all of the out-of-pocket costs and expenses incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the fees and disbursements of Cadwalader, Wickersham & Taft, counsel to the Administrative Agent.

         8. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                            [SIGNATURE PAGES FOLLOW]


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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed and delivered as of the day and year first above written.


                                   TRANSTEXAS GAS CORPORATION



                                   By:
                                      ------------------------------------------
                                      Title:


                                   CREDIT SUISSE FIRST BOSTON
                                   MANAGEMENT CORPORATION, as
                                   Administrative Agent


                                   By:
                                      ------------------------------------------
                                      Title:




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         The undersigned Lenders hereby consent and agree to the foregoing
Amendment No. 1:


                                   CREDIT SUISSE FIRST BOSTON
                                   MANAGEMENT CORPORATION


                                   By:
                                      ------------------------------------------
                                      Title:


                                   ANGELO GORDON & CO., L.P.


                                   By:
                                      ------------------------------------------
                                      Title:


                                   OAKTREE CAPITAL MANAGEMENT L.L.C.


                                   By:
                                      ------------------------------------------
                                      Title:



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         The undersigned guarantors hereby consent and agree to the foregoing
Amendment No. 1:


                                   TRANSAMERICAN ENERGY CORPORATION


                                   By:
                                      ------------------------------------------
                                      Title:


                                   TRANSAMERICAN REFINING CORPORATION


                                   By:
                                      ------------------------------------------
                                      Title:



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